EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-135230, 333-36764, 333-70745) on Form S-8 of Oneida Financial
Corp. of our report dated March 24, 2008, appearing in this Annual Report on Form 10-K of Oneida Financial Corp. for the year ended December 31, 2007.


                                                /s/ Crowe Chizek and Company LLC

                                                Crowe Chizek and Company LLC

Livingston, New Jersey
March 26, 2008